Exhibit 10.3

NEW WORLD TECHNOLOGIES, INC.

COMMON STOCK PURCHASE AGREEMENT

Effective as of March 5, 2021, the undersigned New World Technologies, Inc. (“Purchaser”), has purchased from New World Technologies, Inc., a Delaware corporation (the “Company”), an aggregate of 50,000 shares (the “Shares”) of the common stock of the Company at a purchase price of $5.00 per share, (for a total purchase price of $250,000.00), paid in legal tender rendered, receipt of which the Company acknowledges.

1. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

(a) No Public Sale or Distribution. Purchaser is purchasing the Shares for Purchaser’s own account and not with a view to, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities law, except pursuant to sales registered or exempted under the Securities Act; provided however, by making the representations herein, Purchaser does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act of 1933, as amended (the “1933 Act”).

(b) Access to Information. Purchaser has had access to information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonable considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(c) Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); and (iv) the tax consequences of investment in the Shares. Furthermore, Purchaser acknowledges the “Important Investor Notices” identified hereto and Purchaser recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the “Risk Factors” identified on Exhibit A hereto.

(d) Purchaser’s Qualifications. Purchaser is an accredited investor, as defined under Regulation D of the 1933Act. By reason of Purchaser’s business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment. Furthermore, each Purchaser shall have executed and delivered the “Confidential Investor Questionnaire” as provided for in Exhibit B hereto.

(e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

(f) Compliance with Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein , the Shares are not being registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the “Law”), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser’s ability to transfer the Shares.

(g) Restrictions on Transfer. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

(h) Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum period, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company and “current public information” about the Company (as defined in Rule 144) is not publicly available.

(i) Legends and Stop-Transfer Orders. Purchaser understands that certificates or other instruments representing any of the Shares acquired by Purchaser will bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE SECURITIES ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITI ES ACT.

Purchaser agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to any certificate or other instrument representing the Shares, or if the Company transfers its own securities, that it may make appropriate notations to the same effect in the Company’s records.

2. Representations and Warranties of Company. Company represents and warrants to the Purchaser that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the Company, its subsidiaries and/or their respective businesses;

(b) Authority; Enforceability. This agreement or any other agreement or exhibits delivered in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this agreement or any other agreement or exhibit delivered in connection herewith and to perform its obligations thereunder;

(c) Capitalization and Additional Issuances. The Company has authorized 100,000,000 shares of common stock. As of October 16, 2018 there were approximately -0- shares of the common stock issued and outstanding. All of the outstanding shares of the common stock are, and the Shares to be issued will be duly authorized and validly issued, fully paid and non- assessable common stock.

(d) Public Reports. The Company is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act and the Company is current in its filing obligations under the 1934 Act, including, without limitation, as to its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “Public Reports”). Public Reports, at the time filed with the SEC, did not contain any untrue statement of material fact or omit to state any fact necessary to make any statement therein not misleading. All financial statements included in Public Reports (the “Financial Statements”) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to cases of unaudited Financial Statements to normal year-end audit adjustments.

(e) Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company for this agreement or any other agreement or exhibits delivered in connection herewith and compliance and performance by the Company of its obligations thereunder, including, without limitation, the issuance of the Shares;

(f) No Violation or Conflict. Neither the issuance of the Shares nor the performance of the Company’s obligations under this agreement or any other agreement or exhibits delivered in connection herewith will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Shares except in favor of Purchaser;

(g) The Shares. Upon issuance, the Shares:

(i) shall be free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) have been, or will be duly and validly authorized and on the date of issuance of the common shares such common shares will be duly and validity issued, fully paid and non-assessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) assuming the representations and warranties of the Purchaser as set forth in Section 1 hereof are true and correct, will not result in a violation under Section 5 of the 1933 Act.

(h) No General Solicitation.Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares;

(i) Rule 506(d) Bad Actor Disqualification

(i) No Disqualification Events. Neither the Company, nor any of its predecessors, affiliates, any manager, executive officer, other officer of the Company participating in the offering, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity as of the date of this agreement (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(l)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine (i) the identity of each person that is a Company Covered Person; and (ii) whether any Company Covered Person is subject to a Disqualification Event. The Company will comply with its disclosure obligations under Rule 506(e).

(ii) Other Covered Persons. The Company is not aware of any person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration in connection with the Shares that is subject to a Disqualification Event (each an “Other Covered Person”).

(iii) Reasonable Notification Procedures. With respect to each Company Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Company Covered Person of (i) any Disqualification Event relating to that Company Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to that Company Covered Person; in each case occurring up to and including the effective date of this agreement.

(iv) Notice of Disqualification Events. The Company will notify the Purchaser immediately in writing upon becoming aware of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person and/or Other Covered Person.

(j) Regulation D/Legal Opinion. The offer and issuance of the Shares to the Purchaser is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. Upon the six (6) month expiration of the Shares restriction period, which shall commence with the effective day and year first written above, the Company, at the Company’s expense, will provide an opinion reasonably acceptable to the Purchaser from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Shares and other matters reasonably requested by Purchaser. The Company shall also provide, at the Company’s expense, to the Purchaser such other legal opinions, if any, as are reasonably necessary in Purchaser’s opinion for the issuance and resale of the Shares pursuant to an effective registration statement, Rule 144 under the 1933 Act.

(k) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l) Shell Company. The Company is not and was never a shell company (as such term is described in Rule 144(i)(1)) of the 1933 Act.

(m) USA Patriot Act. The Company is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”). No Company funds will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(n) Foreign Asset Control Laws. The Company is not a Person named on a list published by OFAC or a Person with whom dealings are prohibited under any OFAC Regulations.

3. Title and Delivery. The exact spelling of the name under which title to the Shares will be taken is: Hank Tucker. The Company hereby acknowledges and agrees, on a best efforts basis, to issue such certificate(s) or electronically transfer the Shares to Purchaser within ten (10) business days of the signing of this agreement and according to the instructions as provided in Exhibit C.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed on and as of the date set forth above.

COMPANY:

By:
(Signature)

Name and title (Print): Hank Tucker, CEO

Address: 1393 Veterans Memorial Highway, Suite 100S, Hauppauge, NY 11788

Date Signed: 3-5-21

PURCHASER:

By:
(Signature)

Name and title (Print): Hank Tucker, CEO

Address: 201 Montauk Highway, Suite 9, Westhampton Beach, NY 11978

Date Signed: 3-5-21

IMPORTANT INVESTOR NOTICES

The securities being offered hereby are speculative and involve a high degree of risk. No investment in the Company’s securities should be made by any person not financially able to lose the entire amount of his, her or its investment. See the Exhibit A “Risk Factors” section of this purchase agreement and the risk factors included in the Company’s filings with the U.S. Securities and Exchange Commission (“ SEC”) and all filings made by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference to this purchase agreement.

The securities being offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state and are being offered and sold in reliance on an exemption from the registration requirements of the Securities Act and such state laws. The securities being offered hereby are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

In making an investment decision, prospective investors must rely on their own examination of the Company, the securities being offered hereby and the terms of this purchase agreement, including the merits and risks involved. See also Exhibit A “Risk Factors”.

Investors will be required to represent that they are familiar with and understand the terms of this purchase agreement and that they or their purchaser representatives have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the securities being offered hereby. See also Exhibit B “Confidential Investor Questionnaire”.

This purchase agreement is submitted on a confidential basis for use in connection with the consideration of the purchase of the securities being offered hereby. Any reproduction or distribution, in whole or in part, or the divulgence of any of its contents, without the prior written consent of the Company is prohibited. Any person acting contrary to the foregoing restrictions may be in violation of federal and/or state securities laws.

No representations or warranties of any kind are made or intended to be made, nor should any be inferred, with respect to the economic return, if any, or the tax attributes of an investment in the securities being offered hereby. Each prospective investor should consult his, her or its own counsel, accountant and other advisors as to legal, tax, economic and related matters concerning an investment in the securities being offered hereby and the suitability of such prospective investor to make such investment.

Prospective investors are encouraged to avail themselves of the opportunity to ask questions of and receive written answers from the Company concerning the terms and conditions of this purchase agreement and to obtain additional written information regarding the Company and this purchase agreement, to the extent possessed or obtainable by such entities without unreasonable effort or expense. Representatives of the Company will be made available to prospective investors upon request to address such questions.

In making an investment decision regarding the securities offered hereby, the potential investor must rely on his, her or its own examination of the Company and the terms of this purchase agreement, including the merits and risks involved. The contents of this purchase agreement are not to be considered as legal, business or tax advice. The potential investor should consult his, her or its own counsel, accountant and other advisors as to legal, tax, business, financial and related aspects of a purchase of the securities.

This purchase agreement does not constitute an offer to sell or a solicitation of an offer to buy any of the securities toany person in any jurisdiction where it is unlawful to make such an offer orsolicitation.

The Company may not sell any securities or accept any offer to purchase securities until the Company has delivered to you and you have executed this purchase agreement reflecting the definitive terms and conditions. You should carefully review the full text of this purchase agreement and all other documents and agreements provided to you in connection with this offering prior to purchasing these securities.

A potential investor must comply with all applicable laws and regulations in force in any jurisdiction in which it purchases, offers or sells securities or possesses or distributes this purchase agreement and must obtain any consent, approval or permission required by it for the purchase, offer or sale by it of the securities under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales, and the Company shall not have any responsibility therefor.

Before deciding to invest, prospective investors should carefully read this entire purchase agreement, including all of its notices and exhibits.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS OF THE SECURITIES ARE HEREBY NOTIFIED THAT (i) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS PURCHASE AGREEMENT IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY ANY SUCH HOLDERS FOR PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDERS UNDER THE INTERNAL REVENUE CODE; (ii) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS PURCHASE AGREEMENT; AND (iii) HOLDERS OF THE SECURITIES SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

EXHIBIT A

RISK FACTORS

An investment in the Company’s common stock is speculative and involves an extremely high degree of risk. You should carefully consider the risks described below and the other information contained in this prospectus, as well as the risks set forth in the Company’s publicly available reports before deciding to invest in the Company’s common stock. These risks and uncertainties should be considered in evaluating forward-looking statements and you should not place undue reliance on these forward-looking statements. We undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events, except as required by U.S. federal securities laws. The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties may also adversely impair the Company’s business operations. If any of such risks actually occur, the Company’s business, financial condition or results of operations would likely suffer significantly. In such case, the value of the Company’s common stock could decline, and you may lose all or part of the money you paid to buy the Company’s securities. You should only purchase our securities if you can afford to suffer the loss of your entire investment.

RISKS RELATED TO OUR BUSINESS

The Company is in its early stages of operations and anticipates generating operating losses.

The Company commenced operations in 2018. The Company anticipates incurring operating losses and working capital deficiencies starting at inception.

There is anticipated doubt about the Company’s ability to continue as a going concern. The Company anticipates operating losses. The success of the Company’s business strategy depends on the Company’s ability to successfully secure raising additional working capital. We can give no assurance as to our ability to raise sufficient capital or our ability to continue as a going concern.

The Company’s success depends on the successful raise of sufficient working capital.

The success of the Company’s business strategy depends on the Company’s ability to successfully secure raising additional working capital. The Company’s ability to continue as a going concern is an anticipated issue raised as a result of being in its first years of inception. The Company also anticipates experiencing operating losses. Although not specifically determined at this time, the company intends to continue to investigate and pursue options and methods of raising capital to meet its financing needs and financial goals, however we can give no assurance as to our ability to raise such sufficient capital or our ability to continue as a going concern.

The Company is dependent on the continued participation and level of service of its third-party service provider(s).

The Company relies on third-party service providers to provide certain services to us and/or our customers. If any of these third-party service providers stop supporting the Company or if our network of providers does not expand, we will likely have to expand our internal team to meet the needs of our customers, which could increase our operating costs and result in lower gross margins. We can make no assurance that we will be able to establish and maintain the third-party relationships or establish additional relationships as necessary to support growth and profitability of our business on economically viable terms.

Defects, failures or quality issues associated with the products the Company distributes could lead to recalls or safety alerts, negative publicity regarding the Company and litigation, including product liability claims that could adversely affect its business and reputation and result in loss of customers. Loss reserves are difficult to estimate.

The design, manufacture and marketing of medical devices and technologies of the types the Company distributes entail inherent risks. There are a number of factors that could result in an unsafe condition, injury or death of a patient with respect to products that the Company distributes, including quality issues, component failures, manufacturing flaws, unanticipated or improper uses of the products, design defects or inadequate disclosure of product-related risks or product-related information. Any of these issues could lead to a recall of, or safety alert relating to, one or more of the products distributed by the Company. Any recall, whether voluntary or required by the FDA could result in significant costs and significant negative publicity. Negative publicity including regarding a quality or safety issue, whether accurate or inaccurate, could reduce market acceptance of the products, harm the Company’s reputation, decrease demand for the products, result in the loss of customers, lead to product withdrawals and/or harm the Company’s ability to successfully launch and market in the future. The foregoing problems could also result in enforcement actions by state and federal governments or other enforcement bodies, or product liability claims or lawsuits including those being brought by individuals or by groups seeking to represent a class or establish multi-district litigation proceedings, and a material adverse effect on our business, results of operations, financial condition and/or liquidity.

Healthcare reform could impact the demand for the Company’s services.

The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or the “Affordable Care Act”, were signed into law in March 2010 and are currently under review under the current administration which may result in significant reforms to the U.S. healthcare system and the structure of the healthcare provider delivery system. The full impact of the Affordable Care Act and any reform is uncertain, and will depend on future regulations and guidance to be promulgated by the Centers or Medicare & Medicaid Services. Any new reimbursement methodologies and mechanisms adopted by Medicare, Medicaid or other commercial third party payors as a direct or indirect result of the Affordable Care Act and any reform could have an impact on the demand and reimbursement for our products.

The Company faces competition from existing providers, as well as new providers entering its markets.

The Company’s medical equipment and device business operates in competitive areas and markets. Basic barriers to entry-level product distribution in the healthcare industry can be relatively low and the products the Company distributes may face challenges in market adoption due to the reliance of physicians and other medical professionals on existing devices, equipment and diagnostic tools. In addition, physicians and other medical professionals may view certain devices distributed by the Company as a screening tool for existing illnesses, rather than as an early detection or preventative tool. As a result, certain products may be deemed to compete directly with existing, established procedures, which could impair market adoption of such products.

New distributors, technology and new healthcare providers that enter the Company’s markets impact the Company’s market share, business volume and growth rates. Increased competitive pressures require the Company to commit resources to marketing efforts, which impacts the Company’s margins and profitability. There can be no assurance that the Company will be able to compete effectively with existing providers in its markets or that new competitors will not enter into its markets. These existing and new competitors may have greater financial and other resources than the Company does. Increased competition could also make it more difficult for the Company to expand its business.

The development of alternative treatments could diminish demand for the Company’s services.

The healthcare and technology industries are dynamic, and new, technologically intensive products are constantly under development. New devices that are more effective could decrease patient demand or profitability for the products that the Company currently distributes and physicians and patients could seek treatment elsewhere.

If the Company is found not to be in compliance with applicable laws and regulations, it could be subject to significant fines or penalties, be forced to curtail certain of our operations or rearrange material agreements to its detriment.

The Company is subject to numerous federal and state laws and regulations, including, but not limited to, federal and state anti-kickback laws, controlled substances laws, the federal Stark law and state self-referral laws, false claims laws, the HIPAA, Medicare and Medicaid regulations and laws regulating the business of insurance. These laws and regulations are extremely complex and could be subject to various interpretations. Many aspects of the Company’s business, to date, have not been the subject of federal or state regulatory review and the Company may not have been in compliance at all times with all applicable laws and regulations. If the Company is found by a court or regulatory authority to have violated any applicable laws or regulations, the Company could be subject to significant fines or penalties or be forced to curtail certain of its operations.

The Company’s success depends on retaining key members of its management team.

The success of the Company’s business strategy depends on the continued contribution of key members of its management team. The loss of key members of this team could disrupt its growth plans and its ability to implement its business strategy.

Economic instability could continue to adversely affect the Company.

Financial markets and the economies in the United States and internationally may continue to experience disruption and volatility as they have in recent years and conditions could worsen. As a result, the economic environment (including deteriorating economic conditions in certain countries in Europe) may, among other things:

●	-increase the sales cycle for certain of our products and/or services;

●	-slow the adoption of new technology;

●	-adversely affect the Company’s suppliers, which could disrupt the Company’s ability to distribute the products; and

●	-limit the Company access to capital on terms acceptable to the Company.

These conditions may continue in the future. Any of these conditions could have a material adverse effect on the Company’s business, results of operations, financial condition and/or liquidity.

We may be subject to significant liability claims and litigation, including potential exposure from the use of our product candidates as well as from physician locations under management, and our insurance may be inadequate to cover claims that may arise.

Our business exposes us to potential liability risks inherent in the processing, marketing and distribution of medical device products. Such liability claims may be expensive to defend and result in large judgments against us. We face an inherent risk of product liability exposure related to current and any future product candidates and will face an even greater risk with respect to any commercial sales of such products once distribution begins. No product candidate has been widely used over an extended period of time, and therefore safety data is limited. The manufacturing process and handling requirements are extensive, which increases the risk of quality failures and subsequent product liability claims.

We will need to increase our insurance coverage when we begin commercializing product candidates, if ever. At that time, we may not be able to obtain or maintain product liability insurance on acceptable terms with adequate coverage or at all, or if claims against us substantially exceed our coverage, then our financial position could be significantly impaired.

Whether or not we are ultimately successful in any product liability litigation that may arise, such litigation could consume substantial amounts of our financial and managerial resources, decreased demand for our products and injure our reputation.

We seek to maintain errors and omissions, directors and officers, workers’ compensation and other insurance at levels we believe to be appropriate to our business activities. If, however, we were subject to a claim in excess of this coverage or to a claim not covered by our insurance and the claim succeeded, we would be required to pay the claim from our own limited resources, which could have a material adverse effect on our financial condition, results of operations and business. Additionally, liability or alleged liability could harm our business by diverting the attention and resources of our management and damaging our reputation.

There is no guarantee that the market for our products or services will develop, and it exposes us to risks inherent in the long-term distribution and growth of our products and services.

There currently is no significant global market for our product candidates, nor is there any guarantee that such markets will develop in the near future, or at all. Adverse outcomes or limitations of our products or services, including, but not limited to damage, destruction or a failure in performance or facility or systems of our service providers, could harm our reputation and business and expose us to significant liability from customers. While we believe that we will procure insurance to cover certain of these risks, we may in fact have insufficient insurance to cover losses beyond the limits on its policies, which could have a material adverse effect on our financial condition.

Healthcare companies have been the subjects of federal and state investigations, and we could become subject to investigations in the future.

Both federal and state government agencies have heightened civil and criminal enforcement efforts. There are numerous ongoing investigations of health care companies, as well as their executives and managers. In addition, amendments to the Federal False Claims Act, including under Healthcare Reform, have made it easier for private parties to bring “ qui tam “ (whistleblower) lawsuits against companies under which the whistleblower may be entitled to receive a percentage of any money paid to the government. The Federal False Claims Act provides, in part, that an action can be brought against any person or entity that has knowingly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim approved. The government has taken the position that claims presented in violation of the federal anti-kickback law, Stark Law or other healthcare-related laws, including laws enforced by the FDA, may be considered a violation of the Federal False Claims Act. Penalties include substantial fines for each false claim, plus three times the amount of damages that the federal government sustained because of the act of that person or entity and/or exclusion from the Medicare program. In addition, a majority of states have adopted similar state whistleblower and false claims provisions.

We are not aware of any government investigations involving any of our physician facilities or management. While we believe that we are in material compliance with applicable governmental healthcare laws and regulations, any future investigations of our business, clients or executives could cause us to incur substantial costs, and result in significant liabilities or penalties, as well as damage to our reputation.

It is uncertain to what extent the government, private health insurers and third-party payors will approve coverage or provide reimbursement for the products distributed. Availability for such reimbursement may be further limited by an increasing uninsured population and reductions in Medicare and Medicaid funding in the United States.

To the extent that health care providers cannot obtain coverage or reimbursement for medical device products, they may elect not to provide such therapies and products to their patients and, thus, may not need our products or services. Further, as cost containment pressures are increasing in the health care industry, government and private payors may adopt strategies designed to limit the amount of reimbursement paid to health care providers.

Similarly, the trend toward managed health care and bundled pricing for health care services in the United States, which may accelerate under the healthcare reform legislation approved by Congress on March 23, 2010 and thereafter signed into law (“Healthcare Reform”), could significantly influence the purchase of healthcare products, resulting in lower prices and reduced demand for our products.

Federal health care programs, such as Medicare, are subject to changes in coverage and reimbursement rules and procedures, including retroactive rate adjustments. These contingencies could materially decrease the range of products covered by such programs or the reimbursement rates paid directly or indirectly to physicians could significantly influence the products sold to such physicians and their facilities. To the extent that any health care reform favors the reimbursement of other product and services over products and services the company provides, such reform could affect our ability to sell our products and services, which may have a material adverse effect on our revenues.

The limitation on reimbursement available from private and government payors may reduce the demand for, or the price of, physician services and products, which could have a material adverse effect on our revenues. Additional legislation or regulation relating to the health care industry or third-party coverage and reimbursement may be enacted in the future which could adversely affect the revenues generated from the sale of our products and services provided to such healthcare facilities.

Furthermore, there has been a trend in recent years towards reductions in overall funding for Medicare and Medicaid. There has also been an increase in the number of people who do not have any form of health care coverage in recent years and who are not eligible for or enrolled in Medicare, Medicaid or other governmental programs. The extent to which the reforms brought about under Healthcare Reform may be successful in reducing the number of such uninsured is unclear, and the reduced funding of governmental programs and increase in uninsured populations could have a negative impact on the demand for our products sold to physician facilities which are reimbursed by government and private payors.

Additionally, and more specifically reimbursements and reimbursement rates for Peripheral Arterial Disease (PAD) procedures are currently under review and a negative change could drastically affect the Company’s ability to successfully and profitably distribute our technologies to physicians which could further result in the discontinuance of that business segment.

Unintended consequences of recently adopted healthcare reform legislation in the U.S. may adversely affect our business.

The healthcare industry is undergoing fundamental changes resulting from political, economic and regulatory influences. In the U.S., comprehensive programs are under consideration that seek to, among other things, increase access to healthcare for the uninsured and control the escalation of healthcare expenditures within the economy. On March 23, 2010, healthcare reform legislation was approved by Congress and has been signed into law and is currently under review by the current administration. While we do not believe this legislation will have a direct impact on our business, the legislation has only recently been enacted and requires the adoption of implementing regulations, which may have unintended consequences or indirectly impact our business. For instance, the scope and implications of the recent amendments pursuant to the Fraud Enforcement and Recovery Act of 2009 (“FERA”), have yet to be fully determined or adjudicated and as a result it is difficult to predict how future enforcement initiatives may impact our business. Also, in some instances our clients may be health insurers that will be subject to limitations on their administrative expenses and new federal review of “unreasonable” rate increases that could impact the prices they pay for our services. If the legislation causes such unintended consequences or indirect impact, it could have a material adverse effect on our business, financial condition and results of operations.

Defects or disruptions in our services and products along with changes in reimbursement rates and procedures could diminish demand, delay or defer collection cycles for accounts receivable and subject us to substantial liability.

Because our products and service are complex, our services may be subject to errors and our products may have defects that are identified after use that could result in unanticipated downtime for our customers and harm our reputation and our business. We have from time to time found defects and errors in our services and products and new defects and errors may be detected in the future. In addition, our customers may use products and services in unanticipated ways that may cause a disruption in service or product use. Since our customers use our products and services for important aspects of their business, any errors, defects, disruptions in service or other performance problems with our products or services could hurt our reputation and may damage our customers’ businesses. Furthermore, our customers are physician and healthcare profession facilities who rely on health care programs, such as Medicare, for medical procedures performed and medical devices used in their practices and are subject to changes in coverage and reimbursement rules and procedures, including retroactive rate adjustments. These contingencies could materially decrease the range of physician services and products covered by such programs or the reimbursement rates paid. If that occurs, customers could elect not to renew, or delay or withhold payment to us, we could lose future sales or customers may make warranty claims against us, all of which could result in an increase in our provision for doubtful accounts, an increase in collection cycles for accounts receivable, create substantial doubt on account collectability or the expense and risk of litigation.

RISKS RELATED TO THIS OFFERING

There is no minimum offering size.

We are selling the Shares on a “best efforts” basis. There is no minimum number of Shares that the Company must sell before it receives, and has the right to expend, the net proceeds from the sale of the Shares. Accordingly, the Company may close upon lesser amounts, which may negatively affect our ability to meet our financial obligations and cash needs, and to achieve our objectives.

There are significant restrictions on the transferability of securities.

The offer and sale of the Shares are being made without registration under state and federal securities laws in reliance upon the “private offering” exemption of Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act as well as available exemptions under applicable state securities laws. The Shares will be “restricted securities” under the Securities Act and cannot be resold or otherwise transferred unless they are registered under the Securities Act and any applicable state securities laws or are transferred in a transaction exempt from such registration. Consequently, each investor’s ability to control the timing of the liquidation of his or her investment in the Company may be restricted. Investors should be prepared to hold the Shares for an indefinite period of time.

The offering price of the Shares has been determined by the Company and may not be indicative of the Company’s actual value or the value of the Shares.

The offering price of the Shares was determined by the Company and may not be indicative of the Company’s actual value or the value of the Shares. The price of the Shares bears no relationship to the assets, book value, net worth or any other recognized criteria of the Company’s value. The offering price should not be considered as an indication of the Company’s actual value, the value of the Shares or the price that may be realized upon disposition of the Shares.

We have significant discretion over the net proceeds.

A significant portion of the net proceeds of this offering will be applied to working capital and other general corporate purposes. Accordingly, our management will have broad discretion as to the application of such proceeds.

An investment in the Shares is speculative and there can be no assurance of any return on any such investment.

An investment in the Shares is speculative and there is no assurance that investors will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

The Shares will be offered by us on a “best efforts basis”.

We are offering the Shares on a “best efforts” basis. In a “best efforts” offering such as this, we may close upon lesser amounts, which may not provide us with sufficient funds to fully implement our business plan.

There is no minimum offering size.

There is no minimum number of Shares which the Company must sell before it receives, and has the right to expend, the net proceeds from the sale of any of the Shares. According, the Company may accept lesser amounts, which may negatively affect our ability to meet our financial obligations and cash needs, and to achieve our objectives.

You should consult your own tax and legal advisors concerning income tax risks.

We urge each prospective subscriber to consult with its own representatives, including its own tax and legal advisors, with respect to the federal (as well as state and local) income tax consequences of this investment before purchasing any securities. Prospective subscribers should not construe the information set forth in this purchase agreement as providing any tax advice and this purchase agreement is not intended to be a complete or definitive summary of the tax consequences of an investment in the Shares. Prospective subscribers are advised to consult with their own tax counsel concerning the tax aspects of the purchase of the Shares.

RISKS ASSOCIATED WITH INVESTING IN THE COMPANY’S COMMON STOCK

The Company’s Stock Has a Limited Market and the Trading Prices May Be Volatile.

The market price of the Company’s shares of common stock may be based on factors that may not be indicative of future market performance. Consequently, the market price of the Company’s common stock may vary greatly. There is a significant risk that the Company’s stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond the Company’s control:

-variations in the Company’s quarterly operating results;

-announcements that the Company’s revenue or income/loss levels are below analysts’ expectations;

-General economic slowdowns;

-announcements by the Company or its competitors of significant contracts; or

-acquisitions, strategic partnerships, joint ventures or capital commitments.

Because the Company’s Shares Are Deemed “Penny Stocks,” You May Have Difficulty Selling Them in the Secondary Trading Market.

The SEC has adopted regulations which generally define a “penny stock” to be any equity security that has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. Additionally, if the equity security is not registered or authorized on a national securities exchange that makes certain reports available, the equity security may also constitute a “penny stock.” As the Company’s common stock comes within the definition of penny stock, these regulations require the delivery by the broker-dealer, prior to any transaction involving the Company’s common stock, of a risk disclosure schedule explaining the penny stock market and the risks associated with it. The broker-dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker- dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. The ability of broker-dealers to sell the Company’s common stock and the ability of shareholders to sell the Company’s common stock in the secondary market would be limited. As a result, the market liquidity for the Company’s common stock would be severely and adversely affected. The Company can provide no assurance that trading in the Company’s common stock will not be subject to these or other regulations in the future, which would negatively affect the market for the Company’s common stock.

The Company Is Subject To The Reporting Requirements Of Federal Securities Laws, Which Can Be Expensive.

The Company is subject to the information and reporting requirements under the Securities Exchange Act of 1934 and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act of 2002. The costs of preparing and filing annual and quarterly reports and other information with the SEC will cause our expenses to be higher than they would be if the Company was a privately-held company.

The Company’s failure to maintain effective internal control over financial reporting could lead to inaccuracies in its reported financial results.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. If the Company’s independent registered public accounting firm were to determine that a significant deficiency were to exist, or if the Company was otherwise unable to achieve and maintain effective internal controls on a timely basis, management would not be able to conclude that we have effective internal control over financial reporting for purposes of Section 404 of the Sarbanes-Oxley Act of 2002. In addition, the Company’s independent registered public accounting firm would not be able to certify as to the effectiveness of its internal control over financial reporting. Moreover, any failure to establish and maintain effective systems of internal control and procedures may impair its ability to accurately report its financial results. Such failures and the reporting that the Company’s system of internal controls over financial reporting was not effective could result in a restatement of its financial statements and cause investors to lose confidence in the reliability of its financial statements, which could result in a decline in the Company’s stock price.

In addition to potential dilution associated with future fundraising transactions, we currently have significant numbers of securities outstanding that are convertible into or exercisable for our Common Stock, which could result in significant additional dilution and downward pressure on our stock price.

The issuance of these shares in the future would result in significant dilution to our current stockholders and could adversely affect the price of our Common Stock and the terms on which we could raise additional capital. In addition, the issuance and subsequent trading of shares could cause the supply of our Common Stock available for purchase in the market to exceed the purchase demand for our Common Stock. Such supply in excess of demand could cause the market price of our Common Stock to decline.

Actual and beneficial ownership of large quantities of our Common Stock and certain Preferred Stock by our executive officers and directors may substantially reduce the influence of other stockholders.

As a result, such persons may have the ability to exercise enhanced control and influence over the approval process for actions that require stockholder approval, including the approval of mergers, sales of assets or other significant corporate transactions or other matters submitted for stockholder approval. Furthermore, at certain times the interests of our substantial stockholders may conflict with the interests of our other stockholders.

If we are unsuccessful in raising the required capital or building or contracting for commercial sales and marketing capabilities in the United States, our revenues from any future products will be adversely affected.

We currently have no capabilities or experience in the selling, marketing or commercial distribution of medical device products. We currently have product candidates that are ultimately approved for marketing, and would need to hire and develop an internal sales and marketing organization and/or outsource these functions to one or more third parties.

We may be unable to secure the required capital or be unable to establish sufficient marketing, sales and distribution capabilities necessary to successfully inventory, commercialize and gain market acceptance for any of our product candidates. In addition, co-promotion or other marketing arrangements with third parties to commercialize product candidates could significantly limit the revenues we recognize from such product candidates, and these third parties may fail to commercialize the product candidates successfully.

EXHIBIT B

CONFIDENTIAL INVESTOR QUESTIONNAIRE

SECTION A: PURCHASER INFORMATION

A1.	Name(s) of Purchaser(s): New World Technologies, Inc.

A2.	Dollar Amount of Securities Purchased for: $250,000.00

A3.	Manner of Ownership of Securities:

Individual
Joint Tenants with Right of Survivorship
Community Property
Tenants in Common
Married with Separate Property
Custodial Ownership
IRA
Keogh
X	Corporate Ownership
Partnership Ownership
Trust Ownership

SECTION B: ACCREDITED INVESTOR STATUS

B1.	Please check one or more of the following definitions of “accredited investor”, if any, which applies to you. If none of the following applies to you, please leave a blank.

(a)	A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(b)	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(c)	An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(d)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000 (excluding principal residence).

(e)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(f)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act.

(g)	Any entity in which all of the equity owners are accredited investors.

(h)	Any director or executive officer of the Company.

SECTION C: INDIVIDUAL INFORMATION (To be completed by Individual Investors only.)

C1.	General Information:

Name:
Age:	________________Social Security Number:_____________________
Marital Status:	Spouse’s Name:
Citizenship:

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

Yes           No

If yes, please explain the relationship(s):

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

C2.	Principal Residence:

Address: __________________________________________________________

                 __________________________________________________________

E-mail: ___________________________________________________________

Fax: ______________________________________________________________

Mailing Address (if other than Principal Residence above):

__________________________________________________________________

__________________________________________________________________

Telephone Number: (_______) _________________________________________

SECTION D: CORPORATE OR PARTNERSHIP INFORMATION (To be completed by entity investors only.)

D1.	General Information:

Legal Name of Corporation or Partnership: New World Technologies, Inc.

Fictitious name: ________________________________________________

State of Incorporation or Formation: Nevada

Date of Incorporation or Formation: _________________________________

Federal I.D. Number: ____________________________________________

Fiscal Year Ends: 12/31

Number of Equity Owners: ______________________________________

Name and Title of Executive Officer Executing Questionnaire: Hank Tucker, CEO

D2.	Business Address: 201 Montauk Highway, Westhampton Beach, NY 11978
Mailing Address (if different):______________________________
Telephone Number:( )______________________

SECTION E: TRUST INFORMATION (To be completed by Trust Investors only.)

E1.	General Information:

Legal Name:__________________________________________________

State of Formation:_____________________________________________

Date of Formation:_____________________________________________

Federal I.D. Number:______________ Fiscal Year Ends:________________

Number of Beneficiaries:________________________________________

Principal Purpose:_____________________________________________

Was the trust formed for the specific purpose of purchasing Securities?

______Yes             ______No

E2.	Business Address:____________________________________________

___________________________________________________________

Telephone Number: (_______) ___________________________________

Mailing Address:______________________________________________

___________________________________________________________

E-mail: ______________________________________________________

Fax: ________________________________________________________

E3.	Authorization:	If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Securities and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Securities. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Securities and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to purchase the Securities.

Name of Authorized Trustee: _____________________________

IN WITNESS WHEREOF, I have executed this Confidential Investor Questionnaire this 5th day of March, 2021.

FOR INDIVIDUALS:

(Print Name)

(Print Name, if more than one subscriber)
Dated:________, 2021

(Signature)

(Signature, if more than one subscriber)

FOR CORPORATIONS:

New World Technologies, Inc.

Name of Company

Hank Tucker, CEO
Name and Title of Executive
Officer executing Questionnaire

Signature of Officer

Dated: March 5, 2021
FOR PARTNERSHIPS:

Name of Partnership

Name of General Partner executing Questionnaire

Dated:________, 2021
Signature of General Partner executing Questionnaire

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Executing Questionnaire

Dated: ,2021
Signature of Authorized
Trustee

FOR QUALIFIED PENSION PLANS:

Name of Qualified Pension Plan
and

Name of Plan Fiduciary executing Questionnaire

Dated: ,2021	Signature of Plan Fiduciary executing Questionnaire
or

Name of Plan Beneficiary executing Questionnaire
and

Dated: ,2021

Signature of Plan Beneficiary executing Questionnaire

EXHIBIT C

CERTIFICATE ISSUANCE INSTRUCTIONS

Certificates to be issued according to the following schedule:

# of cert                  # of shares                  name, address and tax ID#